UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 4, 2016

CDW CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35985	26-0273989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

75 Tri-State International Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

(847) 465-6000
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

CDW Corporation (the “Company”) is furnishing under cover of this Current Report on Form 8-K a copy of its press release dated May 4, 2016 announcing its first quarter 2016 financial results.  The press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.  The Company is furnishing this information in connection with its previously announced webcast conference call to be held on May 4, 2016 at 8:30 a.m. ET / 7:30 a.m. CT to discuss these results.

The information contained under Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

Capital Allocation Strategy

On May 4, 2016, the Company also announced the following two actions under its capital allocation strategy. A copy of the press release announcing these actions is attached to this report as Exhibit 99.2 and incorporated herein by reference.

Quarterly Cash Dividend

The Company’s Board of Directors declared a quarterly cash dividend of $0.1075 per common share to be paid on June 10, 2016 to all stockholders of record as of the close of business on May 25, 2016.

Share Repurchase Program

The Company’s Board of Directors authorized a $750 million increase to the Company’s share repurchase program under which the Company may repurchase shares of its common stock in the open market or through privately negotiated or other transactions, depending on share price, market conditions and other factors. The increase to the share repurchase program is effective immediately and is incremental to the $141 million currently unused in the repurchase program which was initially authorized for $500 million in November 2014. The Company intends to conduct any open market share repurchases in compliance with the safe harbor provisions of Rule 10b-18 of the Exchange Act. The share repurchase program does not obligate the Company to repurchase any dollar amount or number of its shares, and repurchases may be commenced or suspended from time to time without prior notice.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated May 4, 2016, announcing first quarter 2016 financial results.
99.2	Press release dated May 4, 2016, announcing share repurchase program and dividend declaration.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: May 4, 2016	By:	/s/ Ann E. Ziegler
Name: Ann E. Ziegler
Title: Senior Vice President and Chief Financial Officer